EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

CLASS [__]-A-[__] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[FOR ALL CLASS A CERTIFICATES OTHER THAN THE CLASS 1-A1A, CLASS 1-A2A, CLASS 2-A1A, CLASS 2-A2A, CLASS 2-A2B, CLASS 2-A2, CLASS 2-A3:  NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

July 1, 2005

First Distribution Date:

August 19, 2005

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

[Variable] [Net WAC]

CUSIP:

[___________]

Class:

[___]-A-[____]

Assumed Final Distribution Date:

[July 19, 2035]

HarborView Mortgage Loan Trust 2005-8,

Mortgage Loan Pass-Through Certificates, Series 2005-8

Class [__]-A-[____]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July ___, 2005

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Trustee

By  ________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
U.S. Bank National Association,
as Certificate Registrar

EXHIBIT A-2

FORM OF CLASS X CERTIFICATE

CLASS [____]-X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[FOR ALL CLASS X CERTIFICATES OTHER THAN THE CLASS 2-XA2: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

July 1, 2005

First Distribution Date:

August 19, 2005

Initial Certificate Notional

Amount of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Notional Amount of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[___________]

Class:

 [___]-X

Assumed Final Distribution Date:

[July 19, 2035][October 2013]

HarborView Mortgage Loan Trust 2005-8,

Mortgage Loan Pass-Through Certificates, Series 2005-8

Class [__]-X

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July  ___, 2005

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Trustee

By  ________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
U.S. Bank National Association,

as Certificate Registrar

EXHIBIT A-3

FORM OF CLASS PO CERTIFICATE

CLASS [__]-PO CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[FOR ALL CLASS PO CERTIFICATES OTHER THAN THE CLASS 2-PO2: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

July 1, 2005

First Distribution Date:

August 19, 2005

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

N/A

CUSIP:

[___________]

Class:

 [__]-PO

Assumed Final Distribution Date:

[July 19, 2035]

HarborView Mortgage Loan Trust 2005-8,

Mortgage Loan Pass-Through Certificates, Series 2005-8

Class [__]-PO

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Notional Amount) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July ___, 2005

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Trustee

By  ________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
U.S. Bank National Association,
as Certificate Registrar

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[For Class A-R-II Only:]  THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST.  THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:

1

Cut-Off Date:

July 1, 2005

First Distribution Date:

August 19, 2005

[Initial Certificate Principal

Balance of this Certificate:

$100]

[Original Class Certificate

Principal Balance of this

Class:

$100]

Percentage Interest:

100%

[Pass-Through Rate:

Net WAC] [For A-R

ONLY][DELETE FOR A-R-II]

CUSIP:

[________________]

Class:

[A-R] [A-R-II]

Assumed Final Distribution Date:

[July 19, 2035]

HarborView Mortgage Loan Trust 2005-8

Mortgage Loan Pass-Through Certificates, Series 2005-8

Class [A-R] [A-R-II]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), nor a person acting on behalf or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Certificate Registrar or the Trustee, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July  ___, 2005

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Trustee

By  _________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
U.S. Bank National Association,
as Certificate Registrar

EXHIBIT C

FORM OF SUBORDINATE CERTIFICATE

CLASS [      ]-B-[      ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Book-Entry Certificates only; delete for Physical Certificates]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR (2) UNLESS SUCH TRANSFER IS MADE TO AN ACCREDITED INVESTOR IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.]  [Applicable to Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Physical Certificates only; Delete for Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 2-B1, Class 2-B2 and Class 2-B53 Certificates and Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Book-Entry Certificates]

[IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]  [Applicable to Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Physical Certificates only; Delete for Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 2-B1, Class 2-B2 and Class 2-B53 Certificates and Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Book-Entry Certificates]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]  [Applicable to Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Physical Certificates only; Delete for Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 2-B1, Class 2-B2 and Class 2-B53 Certificates and Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates that are Book-Entry Certificates]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

July 1, 2005

First Distribution Date:

August 19, 2005

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Variable

CUSIP:

[________________]

Class:

[      ]-B-[    ]

Assumed Final Distribution Date:

[July 19, 2035]

HarborView Mortgage Loan Trust 2005-8,

Mortgage Loan Pass-Through Certificates, Series 2005-8

Class [      ]-B-[      ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates.

This certifies that [CEDE & CO.] [Applicable to Book-Entry Certificates only] [_________________________] [Applicable to Physical Certificates only] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July  ___, 2005

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Trustee

By  ________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
U.S. Bank National Association,

as Certificate Registrar

EXHIBIT D

[RESERVED]

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

HARBORVIEW MORTGAGE LOAN TRUST 2005-8

Mortgage Loan Pass-Through Certificates, Series 2005-8

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as HarborView Mortgage Loan Trust 2005-8, Mortgage Loan Pass-Through Certificates, Series 2005-8 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, distributions will be made on the 19th day of each month, or if the 19th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in July 2005, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B, Class 1-A2C, Class 2-A1A, Class 2-A1B, Class 2-A2A, Class 2-A2B, Class 2-A2, Class 2-A3, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class 1-X, Class 2-XA1, Class 2-XA2, Class 2-XB, Class 1-B10, Class 1-B11, Class 1-B12, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.]  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[Each of the Class A-R and Class A-R-II Certificates is issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R and Class A-R-II Certificates only.]

[The Class 1-PO, Class 2-PO1, Class 2-PO2 and Class 2-POB Certificates are issuable in minimum Percentage Interests of 0.01%] [Applicable to Class 1-PO, Class 2-PO1, Class 2-PO2 and Class 2-POB Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller, the Trustee, the Certificate Registrar and any agent of the Depositor, the Seller, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Trustee and the Certificate Registrar or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, the Call Option Holder may, at its option, terminate the Agreement by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at the Termination Price as provided in the Pooling and Servicing Agreement.  In the event that the Call Option Holder does not exercise its right of optional termination, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and (iii) the Latest Possible Maturity Date.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________.

Dated: _____________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to____________________________________________________________________________

______________________________________________________________________________

for the account of_______________________________________________________________,

account number ________________________, or, if mailed by check, to ___________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

This information is provided by _____________________________________________,

the assignee named above, or _____________________________________________________,

as its agent.

EXHIBIT F

REQUEST FOR RELEASE

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as [Trustee] [Custodian, on behalf of the Trustee] under a certain Pooling and Servicing Agreement dated as of July 1, 2005 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”), the undersigned [Servicer] hereby requests a release of the Mortgage File held by you as [Trustee] [Custodian, on behalf of the Trustee] with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The [Servicer] hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The [Servicer] hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

_____________________________________

[Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT G-1

FORM OF RECEIPT OF MORTGAGE NOTE

RECEIPT OF MORTGAGE NOTE

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2005-8

Mortgage Loan Pass-Through Certificates, Series 2005-8

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of July 1, 2005, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee, we hereby acknowledge receipt of an original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:

Name:

Title:

Dated:

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

[On file with McKee Nelson LLP]

EXHIBIT 2

EXCEPTIONS REPORT

[On file with McKee Nelson LLP]

EXHIBIT G-2

FORM OF INTERIM CERTIFICATION OF TRUSTEE

INTERIM CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2005-8

Mortgage Loan Pass-Through Certificates, Series 2005-8

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of July 1, 2005 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

(i)

all documents required to be delivered to the Trustee (or to the custodian, on behalf of the Trustee) pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

(ii)

such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

(iii)

based on the Trustee’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii) and (iii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: _______________________________

Name:

Title:

EXHIBIT G-3

FORM OF FINAL CERTIFICATION OF TRUSTEE

FINAL CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2005-8

Mortgage Loan Pass-Through Certificates, Series 2005-8

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of July 1, 2005 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S Bank National Association, as Trustee, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached schedule) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii) and (iii) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects the information set forth in each Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: ________________________________

Name:

Title:

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of Greenwich Capital Financial Products, Inc. (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing U.S. Bank National Association, as trustee on behalf of HarborView Mortgage Loan Trust 2005-8, Mortgage Loan Pass-Through Certificates, Series 2005-8, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify U.S. Bank National Association and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	Ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT I-1

FORM OF ERISA REPRESENTATION

 [Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut 06830

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:  HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates, Series
2005-8, Class [A-R][A-R-II]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT I-2

FORM OF ERISA REPRESENTATION

FOR ERISA-RESTRICTED CERTIFICATES

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut 06830

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:  HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates,
Series 2005-8, ERISA-Restricted Certificates

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which s/he makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if a Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) in the case of a Certificate shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of July 1, 2005 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut 06830

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:

HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates, Series 2005-8

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut 06830

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:

HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates, Series 2005-8

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (d) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:

   Name:

   Title:

Date:

____________________________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:

   Name:

   Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:

HarborView Mortgage Loan Trust 2005-8 Mortgage
Loan Pass-Through Certificates, Series 2005-8, Class [A-R][A-R-II]

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class [A-R] [A-R-II] Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class [A-R] [A-R-II]  Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR RESIDUAL CERTIFICATE

PURSUANT TO SECTION 6.02(e)

HARBORVIEW MORTGAGE LOAN TRUST 2005-8

MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2005-8, CLASS [A-R] [A-R-II]

STATE OF	)
	)	ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class [A-R] [A-R-II]  Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of July 1, 2005, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is             .

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By:

   Name:

   Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named              ______, known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

LIST OF SERVICERS AND SERVICING AGREEMENTS

1.

Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, as amended by the amendment dated November 1, 2004, between GCFP, as owner and Countrywide Home Loans, Inc. (“Countrywide”), as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of July 1, 2005, between GCFP and Countrywide, and acknowledged by U.S. Bank National Association, as trustee.

EXHIBIT N-1

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL SECURITY

TO REGULATION S GLOBAL SECURITY

(Transfers pursuant to §§ 6.02 (f) (ii)

                       of the Pooling and Servicing Agreement)

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:

HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates, Series 2005-8

Reference is hereby made to the Pooling and Servicing Agreement dated as of July 1, 2005  (the “Pooling and Servicing Agreement”) relating to the above referenced certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

This letter relates to U.S. $____________________________ aggregate principal amount of Securities which are held in the form of a Restricted Global Security with the Depository in the name of [name of transferor] ___________________________________ (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the private placement memorandum dated June 30, 2005, relating to the Securities and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Securities was not made to a person in the United States;

b.

at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”); and

e.

the transferee is not a U.S. Person.

You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

[Name of Transferor]

By:

Name:

       Title:

Date:                                   ,

EXHIBIT N-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM REGULATION S GLOBAL SECURITY

TO RESTRICTED GLOBAL SECURITY

(Transfers pursuant to §§ 6.02 (f) (iii)

                          of the Pooling and Servicing Agreement)

U.S. Bank National Association

One Federal Street

Boston, Massachusetts 02110

Attention: Corporate Trust, HarborView Mortgage Loan Trust 2005-8

Re:

HarborView Mortgage Loan Trust 2005-8
Mortgage Loan Pass-Through Certificates, Series 2005-8

Reference is hereby made to the Pooling and Servicing Agreement dated as of July 1, 2005  (the “Pooling and Servicing Agreement”) relating to the above referenced certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

This letter relates to U.S. $____________________________ aggregate principal amount of Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor] ___________________________________ (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the private placement memorandum dated June 30, 2005, relating to the Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee or any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

[Name of Transferor]

By:

Name:

Title:

Date:                             ,

EXHIBIT O

CERTIFICATE INSURANCE POLICY

EXHIBIT P

FORM OF TRUSTEE CERTIFICATION

Re:

HarborView Mortgage Loan Trust 2005-8,

Mortgage Loan Pass-Through Certificates, Series 2005-8

U.S. Bank National Association (the “Trustee”) hereby certifies to Greenwich Capital Acceptance, Inc. (the “Depositor”), each of its officers, directors, agents and employees, and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trustee has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Based on the Trustee’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trustee by the Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K referred to in clause (1) above, prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on the Trustee’s knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2005 (the “Pooling and Servicing Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as the seller (the “Seller”) and the Trustee, as trustee.

U.S. Bank National Association,

as Trustee

By:___________________________

[Name]

[Title]

[Date]

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[on file]

SCHEDULE II

[RESERVED]

SCHEDULE III

YIELD MAINTENANCE PAYMENTS

Class 1-A1A Certificates

Distribution Date	Yield Maintenance Notional Balance ($)	Strike Rate (%)
September 2005	354,787,399.83	9.18681
October 2005	349,437,127.55	9.49304
November 2005	344,166,158.98	9.18681
December 2005	338,973,231.16	9.49304
January 2006	333,857,102.36	9.18681
February 2006	328,816,551.73	9.18681
March 2006	323,850,378.88	10.17112
April 2006	318,957,403.61	9.18682
May 2006	314,136,465.46	9.49304
June 2006	309,385,779.19	9.18682
July 2006	304,700,497.54	9.49305
August 2006	300,053,193.82	9.18682
September 2006	295,429,002.18	9.18682
October 2006	290,873,639.93	9.49305
November 2006	286,386,007.24	9.18682
December 2006	281,965,022.82	9.49305
January 2007	277,609,623.58	9.18683
February 2007	273,318,764.34	9.18683
March 2007	269,091,417.47	10.17113
April 2007	264,926,572.63	9.18683
May 2007	260,823,236.45	9.49306
June 2007	256,779,878.17	9.18683
July 2007	252,792,333.67	9.49306
August 2007	248,837,020.45	9.18683
September 2007	244,901,158.30	9.18683
October 2007	241,024,068.47	9.49306
November 2007	237,204,809.46	9.18684
December 2007	233,442,455.61	9.49307
January 2008	229,736,096.93	9.18684
February 2008	225,261,725.53	9.18680
March 2008	220,304,734.86	9.82036
April 2008	215,431,845.22	9.18679
May 2008	210,650,849.19	9.49302
June 2008	205,960,042.91	9.18679
July 2008	201,357,754.07	9.49302
August 2008	196,842,341.43	9.18679
September 2008	192,412,194.14	9.18679
October 2008	188,065,731.25	9.49302
November 2008	183,801,401.13	9.18679
December 2008	179,617,680.92	9.49302
January 2009	175,513,076.02	9.18679
February 2009	171,486,119.57	9.18679
March 2009	167,535,371.90	10.17109
April 2009	163,659,420.09	9.18679
May 2009	159,856,877.41	9.49302
June 2009	156,807,101.84	9.18679
July 2009	153,814,589.74	9.49302
August 2009	150,878,275.06	9.18679
September 2009	147,997,111.51	9.18679
October 2009	145,170,072.15	9.49302
November 2009	142,396,149.12	9.18679
December 2009	139,674,353.22	9.49302
January 2010	137,003,713.57	9.18679
February 2010	134,383,277.30	9.18679
March 2010	131,812,109.20	10.17109
April 2010	129,289,291.39	9.18679
May 2010	126,813,923.02	9.49302
June 2010	124,385,119.92	9.18679
July 2010	122,002,014.32	9.49302
August 2010	119,663,754.55	9.18679
September 2010	117,369,504.71	9.18679
October 2010	115,118,444.43	9.49302
November 2010	112,909,768.51	9.18679
December 2010	110,742,686.73	9.49302
January 2011	108,616,423.48	9.18679
February 2011	106,530,217.57	9.18679
March 2011	104,483,321.91	10.17109
April 2011	102,475,003.26	9.18679
May 2011	100,504,542.01	9.49302
June 2011	98,571,231.88	9.18679
July 2011	96,674,379.69	9.49302
August 2011	94,813,305.12	9.18679
September 2011	92,987,340.49	9.18679
October 2011	91,195,830.48	9.49302
November 2011	89,438,131.97	9.18679
December 2011	87,713,613.73	9.49302
January 2012	86,021,656.27	9.18679
February 2012	84,361,651.61	9.18679
March 2012	82,733,003.02	9.82036
April 2012	81,135,124.87	9.18679
May 2012	79,567,442.40	9.49302
June 2012	78,029,391.51	9.18679
July 2012	76,520,418.58	9.49302
August 2012	75,039,980.27	9.18679
September 2012	73,587,543.32	9.18679
October 2012	72,162,584.38	9.49302
November 2012	70,764,589.81	9.18679
December 2012	69,393,055.53	9.49302
January 2013	68,047,486.80	9.18679
February 2013	66,727,398.08	9.18679
March 2013	65,432,312.83	10.17109
April 2013	64,161,763.40	9.18679
May 2013	62,915,290.80	9.49302
June 2013	61,692,444.57	9.18679
July 2013	60,492,782.62	9.49302
August 2013	59,315,871.09	9.18679
September 2013	58,161,284.17	9.18679
October 2013	57,028,603.95	9.49302
November 2013	55,917,420.31	9.18679
December 2013	54,827,330.75	9.49302
January 2014	53,757,940.24	9.18679
February 2014	52,708,861.10	9.18679
March 2014	51,679,712.87	10.17109
April 2014	50,670,122.13	9.18679
May 2014	49,679,722.44	9.49302
June 2014	48,708,154.15	9.18679
July 2014	47,755,064.32	9.49302
August 2014	46,820,106.56	9.18679
September 2014	45,902,940.91	9.18679
October 2014	45,003,233.76	9.49302
November 2014	44,120,657.69	9.18679
December 2014	43,254,891.38	9.49302
January 2015	42,405,619.48	9.18679
February 2015	41,572,532.52	9.18679
March 2015	40,755,326.78	10.17109
April 2015	39,953,704.19	9.18679
May 2015	39,167,372.23	9.49302
June 2015	38,396,043.84	9.18679
July 2015	37,639,437.27	9.49302
August 2015	36,897,276.06	9.18679
September 2015	36,169,288.85	9.18679
October 2015	35,455,209.37	9.49302
November 2015	34,754,776.30	9.18679
December 2015	34,067,733.17	9.49302
January 2016	33,393,828.30	9.18680
February 2016	32,732,814.70	9.18680
March 2016 and thereafter	0.00	0.00000

Class 1-A1B Certificates

Distribution Date	Yield Maintenance Notional Balance ($)	Strike Rate (%)
September 2005	88,697,584.19	9.09971
October 2005	87,360,005.05	9.40304
November 2005	86,042,252.00	9.09971
December 2005	84,744,009.30	9.40304
January 2006	83,464,966.51	9.09972
February 2006	82,204,818.42	9.09972
March 2006	80,963,264.93	10.07469
April 2006	79,740,010.99	9.09972
May 2006	78,534,766.47	9.40304
June 2006	77,347,085.07	9.09972
July 2006	76,175,754.97	9.40305
August 2006	75,013,919.42	9.09972
September 2006	73,857,861.94	9.09973
October 2006	72,719,011.95	9.40305
November 2006	71,597,094.49	9.09973
December 2006	70,491,839.23	9.40305
January 2007	69,402,980.41	9.09973
February 2007	68,330,256.72	9.09973
March 2007	67,273,411.25	10.07470
April 2007	66,232,191.42	9.09973
May 2007	65,206,348.89	9.40306
June 2007	64,195,500.95	9.09973
July 2007	63,198,606.57	9.40306
August 2007	62,209,770.08	9.09974
September 2007	61,225,796.40	9.09974
October 2007	60,256,515.92	9.40306
November 2007	59,301,693.26	9.09974
December 2007	58,361,097.01	9.40307
January 2008	57,434,499.67	9.09974
February 2008	56,315,897.56	9.09970
March 2008	55,076,639.64	9.72726
April 2008	53,858,407.14	9.09969
May 2008	52,663,148.24	9.40302
June 2008	51,490,436.96	9.09969
July 2008	50,339,855.23	9.40302
August 2008	49,210,992.72	9.09969
September 2008	48,103,446.73	9.09969
October 2008	47,016,822.02	9.40302
November 2008	45,950,730.66	9.09969
December 2008	44,904,791.95	9.40302
January 2009	43,878,632.23	9.09969
February 2009	42,871,884.78	9.09969
March 2009	41,884,189.69	10.07466
April 2009	40,915,193.72	9.09969
May 2009	39,964,550.18	9.40302
June 2009	39,202,099.97	9.09969
July 2009	38,453,965.76	9.40302
August 2009	37,719,881.01	9.09969
September 2009	36,999,584.16	9.09969
October 2009	36,292,818.47	9.40302
November 2009	35,599,331.97	9.09969
December 2009	34,918,877.36	9.40302
January 2010	34,251,211.92	9.09969
February 2010	33,596,097.43	9.09969
March 2010	32,953,300.09	10.07466
April 2010	32,322,590.41	9.09969
May 2010	31,703,743.20	9.40302
June 2010	31,096,537.40	9.09969
July 2010	30,500,756.06	9.40302
August 2010	29,916,186.28	9.09969
September 2010	29,342,619.08	9.09969
October 2010	28,779,849.35	9.40302
November 2010	28,227,675.80	9.09969
December 2010	27,685,900.86	9.40302
January 2011	27,154,330.65	9.09969
February 2011	26,632,774.86	9.09969
March 2011	26,121,046.71	10.07466
April 2011	25,618,962.89	9.09969
May 2011	25,126,343.50	9.40302
June 2011	24,643,011.96	9.09969
July 2011	24,168,794.99	9.40302
August 2011	23,703,522.50	9.09969
September 2011	23,247,027.56	9.09969
October 2011	22,799,146.35	9.40302
November 2011	22,359,718.08	9.09969
December 2011	21,928,584.96	9.40302
January 2012	21,505,592.09	9.09969
February 2012	21,090,587.49	9.09969
March 2012	20,683,421.97	9.72726
April 2012	20,283,949.13	9.09969
May 2012	19,892,025.27	9.40302
June 2012	19,507,509.36	9.09969
July 2012	19,130,263.00	9.40302
August 2012	18,760,150.36	9.09969
September 2012	18,397,038.12	9.09969
October 2012	18,040,795.43	9.40302
November 2012	17,691,293.90	9.09969
December 2012	17,348,407.49	9.40302
January 2013	17,012,012.52	9.09970
February 2013	16,681,987.61	9.09970
March 2013	16,358,213.62	10.07466
April 2013	16,040,573.63	9.09970
May 2013	15,728,952.90	9.40302
June 2013	15,423,238.82	9.09970
July 2013	15,123,320.85	9.40302
August 2013	14,829,090.53	9.09970
September 2013	14,540,441.41	9.09970
October 2013	14,257,269.01	9.40302
November 2013	13,979,470.80	9.09970
December 2013	13,706,946.15	9.40302
January 2014	13,439,596.31	9.09970
February 2014	13,177,324.36	9.09970
March 2014	12,920,035.17	10.07466
April 2014	12,667,635.39	9.09970
May 2014	12,420,033.42	9.40302
June 2014	12,177,139.34	9.09970
July 2014	11,938,864.91	9.40302
August 2014	11,705,123.53	9.09970
September 2014	11,475,830.22	9.09970
October 2014	11,250,901.57	9.40302
November 2014	11,030,255.73	9.09970
December 2014	10,813,812.36	9.40302
January 2015	10,601,492.63	9.09970
February 2015	10,393,219.17	9.09970
March 2015	10,188,916.04	10.07466
April 2015	9,988,508.73	9.09970
May 2015	9,791,924.12	9.40302
June 2015	9,599,090.42	9.09970
July 2015	9,409,937.21	9.40302
August 2015	9,224,395.37	9.09970
September 2015	9,042,397.07	9.09970
October 2015	8,863,875.72	9.40302
November 2015	8,688,766.00	9.09970
December 2015	8,517,003.80	9.40302
January 2016	8,348,526.18	9.09970
February 2016	8,183,271.42	9.09970
March 2016 and thereafter	0.00	N/A

Class 1-A2A and Class 1-A2B Certificates

Distribution Date	Yield Maintenance Notional Balance ($)	Strike Rate (%)
August 2005	565,731,933.13	9.23542
September 2005	557,265,017.37	9.54327
October 2005	548,922,699.97	9.23542
November 2005	540,703,008.22	9.54327
December 2005	532,604,002.40	9.23542
January 2006	524,623,775.28	9.23542
February 2006	516,760,451.47	10.22493
March 2006	509,012,186.94	9.23542
April 2006	501,377,168.46	9.54327
May 2006	493,852,850.67	9.23543
June 2006	486,434,553.28	9.54328
July 2006	479,086,588.18	9.23543
August 2006	471,762,981.29	9.23543
September 2006	464,547,567.32	9.54328
October 2006	457,438,627.90	9.23543
November 2006	450,434,473.46	9.54328
December 2006	443,533,442.78	9.23544
January 2007	436,733,902.47	9.23544
February 2007	430,034,246.49	10.22495
March 2007	423,432,895.70	9.23544
April 2007	416,928,297.34	9.54329
May 2007	410,518,268.97	9.23544
June 2007	404,198,792.07	9.54329
July 2007	397,939,181.28	9.23545
August 2007	391,699,905.27	9.23545
September 2007	385,553,068.21	9.54330
October 2007	379,497,198.52	9.23545
November 2007	373,530,849.35	9.54330
December 2007	367,286,123.06	9.23545
January 2008	359,250,349.41	9.23544
February 2008	351,330,487.19	9.87237
March 2008	343,559,929.18	9.23544
April 2008	335,935,907.03	9.54329
May 2008	328,455,703.70	9.23544
June 2008	321,116,652.53	9.54329
July 2008	313,916,136.30	9.23544
August 2008	306,851,586.35	9.23544
September 2008	299,920,481.64	9.54329
October 2008	293,120,347.89	9.23544
November 2008	286,448,756.74	9.54329
December 2008	279,903,324.85	9.23544
January 2009	273,481,713.11	9.23544
February 2009	267,181,625.81	10.22495
March 2009	261,000,809.85	9.23544
April 2009	254,937,053.93	9.54329
May 2009	250,073,454.36	9.23544
June 2009	245,301,174.13	9.54329
July 2009	240,618,513.20	9.23544
August 2009	236,023,803.01	9.23544
September 2009	231,515,405.91	9.54329
October 2009	227,091,714.64	9.23544
November 2009	222,751,151.69	9.54329
December 2009	218,492,168.81	9.23544
January 2010	214,313,246.43	9.23544
February 2010	210,212,893.16	10.22495
March 2010	206,189,645.23	9.23544
April 2010	202,242,066.06	9.54329
May 2010	198,368,745.63	9.23544
June 2010	194,568,300.11	9.54329
July 2010	190,839,371.31	9.23544
August 2010	187,180,626.24	9.23544
September 2010	183,590,756.59	9.54329
October 2010	180,068,478.36	9.23544
November 2010	176,612,531.31	9.54329
December 2010	173,221,678.61	9.23544
January 2011	169,894,706.34	9.23544
February 2011	166,630,423.13	10.22496
March 2011	163,427,659.68	9.23544
April 2011	160,285,268.38	9.54329
May 2011	157,202,122.94	9.23544
June 2011	154,177,117.91	9.54329
July 2011	151,209,168.40	9.23544
August 2011	148,297,209.63	9.23544
September 2011	145,440,196.57	9.54329
October 2011	142,637,103.61	9.23544
November 2011	139,886,924.12	9.54329
December 2011	137,188,670.19	9.23544
January 2012	134,541,372.26	9.23544
February 2012	131,944,078.72	9.87237
March 2012	129,395,855.66	9.23545
April 2012	126,895,786.48	9.54329
May 2012	124,442,971.63	9.23545
June 2012	122,036,528.21	9.54329
July 2012	119,675,589.77	9.23545
August 2012	117,359,305.91	9.23545
September 2012	115,086,842.02	9.54329
October 2012	112,857,379.01	9.23545
November 2012	110,670,113.00	9.54329
December 2012	108,524,255.01	9.23545
January 2013	106,419,030.74	9.23545
February 2013	104,353,680.29	10.22496
March 2013	102,327,457.83	9.23545
April 2013	100,339,631.43	9.54329
May 2013	98,389,482.73	9.23545
June 2013	96,476,306.73	9.54329
July 2013	94,599,411.52	9.23545
August 2013	92,758,118.06	9.23545
September 2013	90,951,759.92	9.54330
October 2013	89,179,683.07	9.23545
November 2013	87,441,245.62	9.54330
December 2013	85,735,817.62	9.23545
January 2014	84,062,780.84	9.23545
February 2014	82,421,528.51	10.22496
March 2014	80,811,465.18	9.23545
April 2014	79,232,006.45	9.54330
May 2014	77,682,578.80	9.23545
June 2014	76,162,619.37	9.54330
July 2014	74,671,575.77	9.23545
August 2014	73,208,905.87	9.23545
September 2014	71,774,077.66	9.54330
October 2014	70,366,568.98	9.23545
November 2014	68,985,867.42	9.54330
December 2014	67,631,470.09	9.23545
January 2015	66,302,883.46	9.23545
February 2015	64,999,623.19	10.22496
March 2015	63,721,213.93	9.23545
April 2015	62,467,189.21	9.54330
May 2015	61,237,091.24	9.23545
June 2015	60,030,470.73	9.54330
July 2015	58,846,886.75	9.23545
August 2015	57,685,906.62	9.23545
September 2015	56,547,105.67	9.54330
October 2015	55,430,067.17	9.23545
November 2015	54,334,382.15	9.54330
December 2015	53,259,649.24	9.23545
January 2016	52,205,474.54	9.23545
February 2016	0.00	N/A
March 2016 and thereafter	565,731,933.13	9.23542

Class 1-A2C Certificates

Distribution Date	Yield Maintenance Notional Balance ($)	Strike Rate (%)
September 2005	99,834,701.65	9.14832
October 2005	98,340,545.21	9.45327
November 2005	96,868,376.64	9.14832
December 2005	95,417,847.82	9.45327
January 2006	93,988,616.45	9.14832
February 2006	92,580,345.94	9.14833
March 2006	91,192,705.37	10.12850
April 2006	89,825,369.30	9.14833
May 2006	88,478,017.76	9.45327
June 2006	87,150,201.56	9.14833
July 2006	85,841,094.79	9.45328
August 2006	84,544,399.55	9.14833
September 2006	83,252,002.81	9.14834
October 2006	81,978,698.86	9.45328
November 2006	80,724,184.48	9.14834
December 2006	79,488,161.50	9.45328
January 2007	78,270,336.77	9.14834
February 2007	77,070,422.05	9.14834
March 2007	75,888,133.91	10.12852
April 2007	74,723,193.68	9.14834
May 2007	73,575,327.35	9.45329
June 2007	72,444,149.79	9.14835
July 2007	71,328,951.84	9.45329
August 2007	70,224,318.46	9.14835
September 2007	69,123,273.56	9.14835
October 2007	68,038,541.36	9.45330
November 2007	66,969,862.17	9.14835
December 2007	65,916,980.67	9.45330
January 2008	64,814,973.96	9.14836
February 2008	63,396,901.16	9.14834
March 2008	61,999,283.25	9.77927
April 2008	60,628,013.05	9.14834
May 2008	59,282,602.04	9.45329
June 2008	57,962,570.72	9.14835
July 2008	56,667,448.52	9.45329
August 2008	55,396,773.58	9.14835
September 2008	54,150,092.61	9.14835
October 2008	52,926,960.72	9.45329
November 2008	51,726,941.27	9.14835
December 2008	50,549,605.73	9.45329
January 2009	49,394,533.51	9.14835
February 2009	48,261,311.82	9.14835
March 2009	47,149,535.56	10.12853
April 2009	46,058,807.10	9.14835
May 2009	44,988,736.23	9.45329
June 2009	44,130,456.92	9.14835
July 2009	43,288,292.74	9.45329
August 2009	42,461,943.67	9.14835
September 2009	41,651,115.26	9.14835
October 2009	40,855,518.53	9.45329
November 2009	40,074,869.83	9.14835
December 2009	39,308,890.78	9.45329
January 2010	38,557,308.17	9.14835
February 2010	37,819,853.83	9.14835
March 2010	37,096,264.58	10.12853
April 2010	36,386,282.11	9.14835
May 2010	35,689,652.89	9.45329
June 2010	35,006,128.13	9.14835
July 2010	34,335,463.59	9.45329
August 2010	33,677,419.61	9.14835
September 2010	33,031,760.95	9.14835
October 2010	32,398,256.73	9.45329
November 2010	31,776,680.37	9.14835
December 2010	31,166,809.47	9.45329
January 2011	30,568,425.77	9.14835
February 2011	29,981,315.05	9.14835
March 2011	29,405,267.06	10.12853
April 2011	28,840,075.47	9.14835
May 2011	28,285,537.74	9.45329
June 2011	27,741,455.13	9.14835
July 2011	27,207,632.56	9.45329
August 2011	26,683,878.58	9.14835
September 2011	26,170,005.28	9.14835
October 2011	25,665,828.25	9.45329
November 2011	25,171,166.50	9.14835
December 2011	24,685,842.38	9.45329
January 2012	24,209,681.58	9.14835
February 2012	23,742,512.97	9.14835
March 2012	23,284,168.64	9.77927
April 2012	22,834,483.77	9.14835
May 2012	22,393,296.62	9.45329
June 2012	21,960,448.43	9.14835
July 2012	21,535,783.42	9.45329
August 2012	21,119,148.66	9.14835
September 2012	20,710,394.10	9.14835
October 2012	20,309,372.45	9.45329
November 2012	19,915,939.16	9.14835
December 2012	19,529,952.38	9.45329
January 2013	19,151,272.86	9.14835
February 2013	18,779,763.99	9.14835
March 2013	18,415,291.64	10.12853
April 2013	18,057,724.21	9.14835
May 2013	17,706,932.53	9.45329
June 2013	17,362,789.83	9.14835
July 2013	17,025,171.70	9.45329
August 2013	16,693,956.04	9.14835
September 2013	16,369,023.03	9.14835
October 2013	16,050,255.05	9.45330
November 2013	15,737,536.69	9.14835
December 2013	15,430,754.67	9.45330
January 2014	15,129,797.83	9.14835
February 2014	14,834,557.06	9.14835
March 2014	14,544,925.30	10.12853
April 2014	14,260,797.46	9.14835
May 2014	13,982,070.41	9.45330
June 2014	13,708,642.95	9.14835
July 2014	13,440,415.75	9.45330
August 2014	13,177,291.31	9.14835
September 2014	12,919,173.99	9.14835
October 2014	12,665,969.89	9.45330
November 2014	12,417,586.86	9.14835
December 2014	12,173,934.49	9.45330
January 2015	11,934,924.02	9.14835
February 2015	11,700,468.37	9.14835
March 2015	11,470,482.06	10.12853
April 2015	11,244,881.20	9.14835
May 2015	11,023,583.49	9.45330
June 2015	10,806,508.13	9.14835
July 2015	10,593,575.83	9.45330
August 2015	10,384,708.80	9.14835
September 2015	10,179,830.66	9.14835
October 2015	9,978,866.48	9.45330
November 2015	9,781,742.72	9.14835
December 2015	9,588,387.21	9.45330
January 2016	9,398,729.12	9.14835
February 2016	9,212,698.93	9.14835
March 2016 and thereafter	0.00	N/A